UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MEDIACO HOLDING INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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MEDIACO HOLDING INC.

40 Monument Circle, Suite 700

Indianapolis, IN 46204

April 3, 2020

Dear Shareholder:

The directors and officers of MediaCo Holding Inc. join me in inviting you to attend the annual meeting of our shareholders on Thursday, May 14, 2020, at 9:00 a.m. local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd St. (between 5th and 6th Avenues), New York, NY 10019. The formal notice of this annual meeting and the proxy statement appear on the following pages and are accompanied by a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019. After reading the proxy statement and other materials, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. Instructions on how to vote or change your vote are found in the sections entitled “Questions and Answers About this Annual Meeting—How do I vote my shares before the annual meeting?” and “Questions and Answers About this Annual Meeting—How can I change my vote?"

We look forward to seeing you on Thursday, May 14, 2020.

Sincerely,

Jeffrey H. Smulyan
Chief Executive Officer

The accompanying proxy statement is dated April 3, 2020, and is first being mailed, along with the associated proxy card, to MediaCo’ shareholders on or about April 3, 2020.

MEDIACO HOLDING INC.

INDIANAPOLIS, INDIANA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of MediaCo Holding Inc. will be held on Thursday, May 14, 2020, at 9:00 a.m. local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd St. (between 5th and 6th Avenues), New York, NY 10019.

Holders of Common Shares of MediaCo will be asked to consider and vote on the following matters:

(1)	election of two directors to MediaCo’s board of directors for terms of three years;
(2)	approval of the 2020 Equity Compensation Plan as set forth in Exhibit A to this proxy statement;
(3)	approval of the potential issuance of additional Class A Shares;
(4)	ratification of the selection of Ernst & Young LLP as MediaCo’ independent registered public accountants for the fiscal year ending December 31, 2020; and
(5)	transacting any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

We describe each of these proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only shareholders of record at the close of business on March 9, 2020 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

By order of the Board of Directors,

J. Scott Enright
Secretary

Indianapolis, Indiana

April 3, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 14, 2020.

The proxy statement and annual report are available at www.proxyvote.com.

Also available on the website are the MediaCo proxy card, as well as additional voting information.

MEDIACO HOLDING INC.

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

INDIANAPOLIS, INDIANA 46204

PROXY STATEMENT

In this proxy statement, MediaCo Holding Inc. is referred to as “we,” “us,” “our,” “our company,” “the company” or “MediaCo.”

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING

Q: Why did I receive this proxy statement?

As a MediaCo shareholder, you received this proxy statement because our board of directors is soliciting your proxy to vote at the annual meeting of shareholders. The annual meeting will be held on Thursday, May 14, 2020, at 9:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd St. (between 5th and 6th Avenues), New York, NY 10019.

This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares. For information regarding how to vote your shares, see “How do I vote my shares before the annual meeting?” We expect to begin sending this proxy statement, the annual report, the attached notice of annual meeting and the proxy card(s) on April 3, 2020, to all shareholders entitled to vote.

Q: What am I voting on?

You are being asked to consider and vote on the following:

•	election of two directors to our board of directors for terms of three years;
•	approval of the 2020 Equity Compensation Plan as set forth in Exhibit A to this proxy statement;
•	approval of the potential issuance of additional Class A Shares, as defined herein; and
•	ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2020.

Q: Who is entitled to vote?

Holders of outstanding shares of MediaCo’s Class A Common Stock, par value $.01 per share (“Class A Shares”) and holders of outstanding shares of MediaCo’s Class B Common Stock, par value $.01 per share (“Class B Shares” and together with the Class A Shares, “Common Shares”) as of the close of business on March 9, 2020, the record date, are entitled to vote at the annual meeting. As of March 9, 2020, 1,683,263 Class A Shares and 5,413,197 Class B Shares were issued and outstanding. As of March 9, 2020, there were no shares of MediaCo’s Class C Common Stock, par value $.01 per share, issued or outstanding.

Q: Has the board of directors made any recommendation with respect to each proposal?

The board of directors recommends that holders of Class A Shares vote FOR J. Scott Enright and that the holders of Class B Shares vote FOR Mary Beth McAdaragh, the persons nominated by the board to be elected as directors for terms of three years. The board of directors also recommends that holders of Common Shares vote FOR approval of the 2020 Equity Compensation Plan, FOR approval of the potential issuance of additional Class A Shares, and FOR ratification of Ernst & Young LLP as our independent registered public accountants.

Q: What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold Common Shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your Common Shares are voted.

Q: What are the voting rights of the Common Shares?

Each Class A Share is entitled to one vote and each Class B Share is entitled to ten votes. Generally, the holders of Class A and Class B Shares vote together as a single group. However, the two classes vote separately in connection with the election of directors, certain “going private” transactions and other matters as provided by law.

At this annual meeting, the Class A and Class B Shares will vote separately on the election of directors (a director elected by the Class A Shares, a “Class A Director” and a director elected by the Class B Shares, a “Class B Director”), and will vote together on the approval of the 2020 Equity Compensation Plan, approval of the potential issuance of additional Class A Shares and the ratification of Ernst & Young LLP as our independent registered public accountants.  The Company knows of no other business to be presented for consideration at the annual meeting other than the items indicated herein. If other matters are properly presented at the annual meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion.

Q: How do I vote my shares before the annual meeting?

If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.

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Submitting a Proxy by Telephone:  You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time on May 13, 2020 by calling the toll-free telephone number on the enclosed proxy card, (800) 690-6903. Telephone proxy submission is available 24 hours a day. Voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

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Submitting a Proxy via the Internet:  You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time on May 13, 2020 by accessing the website listed on your proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

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Submitting a Proxy by Mail:  If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card. Your proxy card must be received by the Secretary before the start of the meeting in order for your vote to be counted.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the annual meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the annual meeting.

Q: If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker has discretionary voting authority under these rules to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accountants. However, unless you provide voting instructions to your broker, your broker does not have discretionary authority to vote on the election of directors, the approval of the 2020 Equity Compensation Plan, or the approval of the potential issuance of additional Class A Shares. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q: How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the annual meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR each of the nominees for whom you are entitled to vote, FOR the approval of the 2020 Equity Compensation Plan, FOR approval of the potential issuance of additional Class A Shares, and FOR the ratification of Ernst & Young LLP as our independent registered public accountants.

Q: What is an “abstention” or a broker “non-vote” and how do they affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. An abstention with respect to the election of directors is neither a vote cast “for” a nominee nor a vote cast “against” the nominee and, therefore, will have no effect on the outcome of the vote. Abstentions with respect to the approval of the 2020 Equity Compensation Plan, the approval of the potential issuance of additional Class A Shares and the ratification of Ernst & Young LLP as our independent registered public accountants will also have no effect on the outcome of the vote.

A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote Common Shares for which no voting instructions have been provided by the beneficial owner only with respect to the ratification of Ernst & Young LLP as our independent registered public accountants. Brokers will not have such discretionary voting power to vote Common Shares with respect to the election of directors, the approval of the 2020 Equity Compensation Plan or the approval of the potential issuance of additional Class A Shares. Common Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote represented at the meeting and entitled to vote and, consequently, as a general matter, will have no effect on the outcome of the vote.

Q: How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

•	Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the annual meeting;
•	Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the annual meeting;
•	Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern Time on May 13, 2020; or
•	Attending the annual meeting and voting in person (your attendance at the annual meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

MediaCo Holding Inc.

One Emmis Plaza

40 Monument Circle

Indianapolis, Indiana 46204

Attention: J. Scott Enright, Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the annual meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q: Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes.

Q: What constitutes a quorum?

A majority of the combined voting power of the outstanding Class A and Class B Shares entitled to vote at the meeting constitutes a quorum for the items to be voted on by the Common Shares at the annual meeting (i.e., counting one vote for each share of outstanding Class A Shares and ten votes for each share of outstanding Class B Shares, present in person or represented by proxy), except that a majority of the outstanding Class A Shares entitled to vote at the meeting constitutes a quorum for the election of the Class A Director and a majority of the outstanding Class B Shares entitled to vote at the meeting constitutes a quorum for the election of the Class B Director.

Q: How many votes are needed for approval of each proposal?

The Class A Director will be elected by a plurality of the votes cast by the holders of outstanding Class A Shares entitled to vote in the election who are present, in person or by proxy, at the meeting. Consequently, the director nominee receiving the most votes of the holders of Class A Shares will be elected to fill the Class A Director position. Only votes cast FOR a nominee will be counted.

The Class B Director will be elected by a plurality of the votes cast by the holders of outstanding Class B Shares entitled to vote in the election who are present, in person or by proxy, at the meeting. Consequently, the director nominee receiving the most votes of the holders of Class B Shares will be elected to fill the Class B Director position. Only votes cast FOR a nominee will be counted.

The approval of the 2020 Equity Compensation Plan, the approval of the potential issuance of additional Class A Shares, and the ratification of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2020 requires that the number of votes cast in favor of that proposal by holders of our outstanding Class A Shares and Class B Shares entitled to vote thereon, voting together, exceed the number of votes cast against the proposal by such holders of our outstanding Class A Shares and Class B Shares.

Q: What percentage of stock does our largest individual shareholder own and how does it intend to vote? What about executive officers and directors?

SG Broadcasting LLC (“SG Broadcasting”), is our largest single shareholder, beneficially owning approximately 76.28% of our Class A Shares and 100% of our Class B Shares as of March 9, 2020. Representatives of SG Broadcasting have informed us that they intend to vote for the approval of the 2020 Equity Compensation Plan, for the approval of the potential issuance of additional Class A Shares, for the nominee for the Class B Director, and for the proposal regarding the ratification of the selection of Ernst & Young LLP as our independent registered public accountants. If SG Broadcasting does so, the election of Class B Director nominee Ms.

McAdaragh, approval of the 2020 Equity Compensation Plan, approval of the potential issuance of additional Class A Shares, and ratification of the selection of Ernst & Young LLP as our independent registered public accountants are expected to be approved because SG Broadcasting controls approximately 96.98% of the combined voting power of our outstanding Common Shares.

All directors and executive officers together own outstanding Class A Shares and Class B Shares representing less than 1% of the combined voting power of our outstanding Common Shares.

Q: Does MediaCo offer an opportunity to receive future proxy materials electronically?

Yes. If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@MediaCoHolding.com or toll-free by phone at (866) 366-4703. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.

If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.

Electronic delivery saves MediaCo money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. MediaCo charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.

You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@MediaCoHolding.com or toll-free by phone at (866) 366-4703.

Q: Who can attend the annual meeting?

All shareholders of record as of March 9, 2020 may attend.

Q: Where will the meeting take place?

We intend to hold our annual meeting in person at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd St. (between 5th and 6th Avenues), New York, NY 10019.  However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our website (www.MediaCoHolding.com) under the Investors heading, and we encourage you to check this page of our website prior to the meeting if you plan to attend.

Q: How can I obtain directions to attend the annual meeting in person?

If you need directions to the location of the annual meeting, please contact our Investor Relations Department by e-mail at ir@MediaCoHolding.com or toll-free by phone at (866) 366-4703.

Q: What do I do if I have additional questions?

If you have any questions prior to the annual meeting, please contact our Investor Relations Department by e-mail at ir@MediaCoHolding.com or toll-free by phone at (866) 366-4703.

FORWARD-LOOKING STATEMENTS

This proxy statement (this “proxy statement”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that could cause actual results to difference materially from the results anticipated in these forward-looking statements are contained in MediaCo Holding Inc.’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and elsewhere, and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this proxy statement represent our estimates and assumptions only as of the date of this proxy statement and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this proxy statement, whether as a result of new information, future events, a change in our views or expectations or otherwise except as required by the federal securities laws.

PROPOSAL 1: ELECTION OF DIRECTORS

Two directors are to be elected by the holders of Common Shares. J. Scott Enright and Mary Beth McAdaragh have each been nominated for a term of three years and until their respective successors have been elected and qualified. Mr. Enright, the Class A Director, will be elected by the Class A Shares voting separately as a single class and Ms. McAdaragh, the Class B Director, will be elected by the holder of the Class B Shares voting separately as a single class.  Nominees Enright and McAdaragh are currently members of the board of directors.

If, at the time of this annual meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The board of directors has no reason to believe that any substitute nominee or nominees will be required.

Name, Age, Principal Occupation(s) and Business Experience

Nominees for terms expiring in 2023:

J. Scott Enright, Age 57 – Class A Director (Director since November 2019)

Scott Enright was appointed our Executive Vice President, General Counsel and Secretary in June 2019. Mr. Enright also serves as Executive Vice President, General Counsel and Secretary of Emmis Communications Corporation (“Emmis”), a position he has held since March 2009. Previously he served as Senior Vice President, Associate General Counsel and Secretary from September 2006 to February 2009 and as Vice President, Associate General Counsel and Assistant Secretary from the date he joined Emmis in October 1998, previously being a partner at the law firm Bose McKinney & Evans. Mr. Enright serves on the board of Broadcaster Traffic Consortium, LLC (an aggregator of radio broadcast spectrum used to distribute traffic data to in‑dash and hand held mapping devices), as well as on the boards of charitable organizations such as Goodwill of Central and Southern Indiana, Inc., EdChoice, Inc. (formerly the Milton and Rose D. Friedman Foundation) and the Endowment of the Second Presbyterian Church of Indianapolis.

Mary Beth McAdaragh, Age 56 – Class B Director (Director since November 2019)

Mary Beth McAdaragh has over 30 years of experience in media production, distribution and marketing having been involved with the branding and marketing of some of the most recognizable television franchises in domestic and international syndication. Since January 2017, Ms. McAdaragh has served as Executive Vice President, Marketing for CBS Television Distribution, where she is responsible for the Marketing and Affiliate Relations for an industry‑leading roster of first‑run and off‑network syndicated programs, including Judge Judy, Dr. Phil, Entertainment Tonight, Jeopardy! and Wheel of Fortune. She is also responsible for the branding and on‑going marketing of the division’s new multi‑platform network, Dabl. Prior to her role at CBS Television Distribution, Ms. McAdaragh held senior positions at numerous national and international media and broadcasting companies, including Vice President, Marketing/Creative Services at Eyemark Entertainment from January 1996 to August 2000; Vice President, Marketing (Domestic and International) at NBC/Universal Television Distribution from November 2000 to May 2005; Senior Vice President, Business Development at Launch Pad Productions from May 2005 to October 2006; and Senior Vice President, Affiliate Relations at MyNetworkTV from December 2006 to September 2009. In addition, she has served as a Marketing consultant and brand manager for programs including Monopoly Millionaires’ Club and The Wendy Williams Show. She also served as an executive producer and co‑creator of Food Network’s, The Surreal Gourmet. Ms. McAdaragh received her B.A. in Broadcast Journalism from South Dakota State University and is a member of the university’s Mass Communications Department Advisory Council.

Directors whose terms expire in 2021:

Andrew P. Glaze, Age 41– Class B Director (Director since November 2019)

Andrew Glaze is the founder and has served as the Chief Investment Officer of Shiro Capital since 2019. Prior to Shiro Capital, Mr. Glaze served as a Research Analyst at Standard General L.P. (“Standard General”) from 2016 to June 2019. Before joining Standard General, Mr. Glaze was a Managing Director at Claar Advisors, LLC, which he joined in 2014. Mr. Glaze was the founder, and, from 2009 through 2014, the Chief Investment Officer of Emys Capital, LLC. Prior to May 2009 he was an investment banking associate on the Consumer and Leveraged Finance teams at Merrill Lynch. Mr. Glaze began his career in the United States Army where he served as an officer for five years in the 1st Cavalry Division. As part of his service, Mr. Glaze deployed to Baghdad, Iraq for one year where he served with distinction as a Captain and Aviation Brigade Fire Support Officer. Mr. Glaze is a service‑disabled veteran. He holds a B.S. from the United States Military Academy at West Point and an M.B.A. from Columbia Business School, where he participated in the highly selective Value Investing Program. He is also a member of the Success Academy Charter Network Advisory Board. Mr. Glaze is a Chartered Financial Analyst.

Patrick M. Walsh, Age 52 – Class A Director (Director since November 2019)

Patrick Walsh was appointed our President and Chief Operating Officer in June 2019. Mr. Walsh also serves as the President and Chief Operating Officer of Emmis, positions he has held since August 2015. Previously, he was Executive Vice President, Chief Financial Officer and Chief Operating Officer of Emmis, having joined Emmis in September 2006. Mr. Walsh joined Emmis from

iBiquity Digital Corporation (now Xperi Corporation), the developer and licensor of HD Radio technology, where he served as Chief Financial Officer from 2002 to 2006. Mr. Walsh previously served as a management consultant for McKinsey & Company, and worked in various sales, marketing, finance and accounting roles at General Motors and Deloitte. Mr. Walsh also serves as a director of the Radio Advertising Bureau, the Radio Music License Committee, and the Center for Leadership Development. He also sits on the Alumni Board of Governors at the Ross School of Business Administration at the University of Michigan.  Mr. Walsh has a BBA from the University of Michigan and an MBA from Harvard Business School.  Mr. Walsh is a Certified Public Accountant.

Directors whose terms expire in 2022:

Laura A. Lee, Age 44 – Class B Director (Director since November 2019)

Laura Lee is a seasoned tech and media executive and advisor who has been recognized as a top executive by Variety, NACD, Crain’s New York, and Multichannel News. Since 2018, Ms. Lee has been advising companies like McKinsey, Patreon, Xoogler.co (ex-Googler network) and other growth companies. Previously, she held senior positions at various media, tech, and consumer companies including Executive Vice President of Content, Strategy, and Operations at NBCUniversal in 2017, Chief Digital Officer and President of Media at Margaritaville Media (Jimmy Buffett’s lifestyle company) from 2015-2016, Global Head of Top Creators and North American Content at YouTube from 2007-2015, and various roles at Viacom from 2003-2007, including Vice President of Business Development and Operations at MTV Networks. Ms. Lee is a former board member of American Apparel and currently sits on the advisory boards of Marca Global, LLC and Womensphere. Ms. Lee is a class officer for her Brown University class and is an active alumna for Harvard Business School.

Deborah A. McDermott, Age 65 – Class B Director (Director since November 2019)

Deborah McDermott has served as Chief Executive Officer of Standard Media Group LLC since April 2018. Ms. McDermott has over twenty years of experience leading broadcast groups, most recently as Chief Operating Officer of Media General and the Chief Executive Officer and President of Young Broadcasting. In these roles, Ms. McDermott served as a key member of the leadership teams responsible for the successful acquisition and integration of more than 90 stations. During her tenure at Young Broadcasting, she guided that company through a series of successful mergers, including transformative transactions with Media General and Lin Media, and finally a sale to Nexstar Broadcasting. Ms. McDermott is also a member of the Broadcasting & Cable Hall of Fame and has served as Chair of the National Association of Television Program Executives (NATPE), Chair of the ABC Affiliate Board of Governors, and as a member of the Boards of the National Association of Broadcasters (NAB) and the Television Bureau of Advertising (TVB).

Jeffrey H. Smulyan, Age 73 – Class A Director (Director since June 2019)

Jeff Smulyan was appointed our Chief Executive Officer and a member of our board of directors in June 2019. Mr. Smulyan founded Emmis in 1979 and serves as its Chairman of the board of directors and Chief Executive Officer. At Emmis, he has held the positions of Chairman of the board of directors and Chief Executive Officer since 1981 and was President until August 2015. Mr. Smulyan began working in radio in 1973, and has owned one or more radio stations since then. Formerly, he was also the owner and chief executive officer of the Seattle Mariners Major League Baseball team. He is former Chairman of the Radio Advertising Bureau; a former director of The Finish Line, a sports apparel manufacturer; and serves as a Trustee of his alma mater, the University of Southern California. Among other awards, Mr. Smulyan has received the National Radio Award, been inducted into the Broadcasting and Cable Hall of Fame, been named a “Giant of Broadcasting” by the Library of American Broadcasting, and been honored as an Indiana Living Legend.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that you vote FOR Scott Enright and FOR Mary Beth McAdaragh, the persons nominated by the board to be elected as directors.

Under the terms of the Company’s Amended and Restated Articles of Incorporation, Mr. Enright’s nomination as a Class A Director is based upon the recommendation of Emmis Operating Company (“EOC”).  EOC, a wholly-owned subsidiary of Emmis, is entitled to nominate each of the three Class A Directors so long as either that certain Management Agreement, dated November 25, 2019, between MediaCo and EOC (the “Management Agreement”) remains in effect, or that certain Unsecured Promissory Note, dated November 25, 2019, from MediaCo to Emmis Communications Corporation (the “Emmis Promissory Note”) remains outstanding.  The Management Agreement is currently in effect and the Emmis Promissory Note currently remains outstanding.

The board believes that well-functioning boards consist of a diverse collection of individuals that bring a variety of complementary skills. Although the board of directors does not have a formal policy with regard to the consideration of diversity in identifying directors, diversity is one of the factors that the board may, pursuant to its charter, take into account in identifying director candidates. Subject to any contractual commitments, the board generally considers each director eligible for nomination in the broad context of the overall composition of our board of directors with a view toward constituting a board that, as a body, possesses the appropriate mix of skills and experience to oversee our business. The board of directors may actively seek candidates that embody elements of diversity in skills, ability, industry knowledge, experience, gender, race and ethnicity. The experience, qualifications, attributes, or skills that led the board to conclude that each of the members of the board of directors should serve on the board are generally described below:

Jeffrey H. Smulyan

Mr. Smulyan has been recommended by EOC and, pursuant to MediaCo’s Amended and Restated Articles of Incorporation, our board is currently required to nominate him as a Class A Director.   Mr. Smulyan is the Chief Executive Officer of MediaCo, with extensive broadcasting experience. His experience ranges from running an individual radio station to chairing significant broadcast industry groups, providing the board with strategic insights into the broadcast industry and future trends that will likely affect the company’s radio broadcasting operations.

J. Scott Enright

Mr. Enright has been recommended by EOC and, pursuant to MediaCo’s Amended and Restated Articles of Incorporation, our board is currently required to nominate him as a Class A Director.  Mr. Enright is a lawyer with extensive experience in a wide range of legal issues facing publicly traded media companies, including corporate governance and regulatory matters.

Andrew P. Glaze

Mr. Glaze is an experienced investment professional, with substantial expertise making and supervising investments at all levels of the capital structure.  His investment banking experience and investment experience allows Mr. Glaze to provide unique insights to the board on capital structure and prospective acquisition opportunities.

Laura A. Lee

Ms. Lee is a seasoned tech and media executive and advisor with a concentration on digital media.  Her myriad of contacts in the digital space, combined with her experience evaluating tech and other media businesses, allows Ms. Lee to help the board evaluate operational efficiencies and acquisition opportunities.

Mary Beth McAdaragh

Ms. McAdaragh’s more than thirty years of experience in media production, distribution and marketing gives her distinctive insights into the performance of effective media and marketing businesses, as well as trends in the media space that may provide organic and synergistic opportunities for the Company.

Deborah A. McDermott

Ms. McDermott’s experience running and building the television companies gives the board an operational perspective on the media business, particularly with respect to acquisitions and their integration.

Patrick M. Walsh

Mr. Walsh has been recommended by EOC and, pursuant to MediaCo’s Amended and Restated Articles of Incorporation, our board is currently required to nominate him as a Class A Director.  In addition to his background in finance, accounting and operations, Mr. Walsh has experience as a management consultant and has served in financial and operational capacities in a business that sold technology to the radio industry.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

As of March 9, 2020, there were 1,683,263 Class A Shares and 5,413,197 Class B Shares issued and outstanding. The Class A Shares are entitled to an aggregate of 1,683,263 votes and the Class B Shares are entitled to an aggregate of 54,131,970 votes. The following table shows, as of March 9, 2020, the number of shares and percentage of our Class A Shares and Class B Shares held by each person known to us to own beneficially more than five percent of the issued and outstanding Class A Shares or Class B Shares, by our named executive officers and our directors, and by our named executive officers and directors as a group. Unless otherwise specified, the address of each person listed is: One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, IN 46204.

	Class A Shares			Class B Shares
Five Percent Shareholders, Directors, Nominees and Certain Executive Officers	Amount and Nature of Beneficial Ownership Class A Shares (1) (2)		Percent of Class	Amount and Nature of Beneficial Ownership Class B Shares (1)	Percent of Class	Total Beneficial Ownership of Outstanding MediaCo Interests (2)	Percent of Total Voting Power of Outstanding MediaCo Interests
Standard General, L.P.	5,460,991	(3)	76.95%	5,413,197	100.00%	5,460,991	97.07%
J. Scott Enright	8,612		0.51%	—	—	8,612	*
Andrew P. Glaze	—		0.00%	—	—	—	*
Laura A. Lee	—		0.00%	—	—	—	*
Mary Beth McAdaragh	—		0.00%	—	—	—	*
Deborah A. McDermott	—		0.00%	—	—	—	*
Jeffrey H. Smulyan	158,771		9.43%	—	—	158,771	*
Patrick M. Walsh	26,342		1.56%	—	—	26,342	*
All Named Executive Officers and Directors as a Group (7 persons)	206,195		12.25%	—	—	206,195	*
Other 5% Shareholders:
Catalysis Partners, LLC	158,500	(4)	9.42%	—	—	158,500	*

*	Less than 1%.

(1)

Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the securities shown to be owned by such shareholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)

As Class B Shares are convertible into Class A Shares at the election of the holder, the beneficial ownership reported herein assumes that the beneficial owner (and no other shareholder) elected to convert all Class B Shares beneficially owned by such beneficial owner into Class A Shares.

(3)

Includes 5,413,197 Class B Shares.  All Common Shares beneficially owned by Standard General are held by SG Broadcasting and certain funds.  Soohyung Kim is the managing member and Standard General serves as investment manager for SG Broadcasting and such funds. Mr. Kim is the managing partner and chief investment officer of Standard General and a director of the general partner of Standard General. By virtue of the foregoing, Standard General and Mr. Kim may be deemed to beneficially own these shares. Each of Mr. Kim and Standard General disclaims beneficial ownership of the shares reported except to the extent of its or his pecuniary interest in such shares.  Each of SG Broadcasting, Standard General and Mr. Kim have an address of 767 Fifth Avenue, 12th Floor, New York, NY 10153.

(4)

Based upon information from Schedule 13G filed with respect to MediaCo on February 6, 2020 by Catalysis Partners, LLC, Francis Capital Management, LLC, and John Francis, all of whom have an address of 610 Main Street, Venice, CA 90291.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and any beneficial owner of more than 10% of any class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3, 4 and 5. Our directors and executive officers must also provide us with copies of these reports. We have reviewed the copies of the reports that we have received and any written representations that no Form 5 was required from the individuals required to file the reports that we have received, as well as reviewed Forms 3, 4 and 5 filed with the SEC. Based on this review, we believe that during 2019 each of our directors and executive officers and beneficial owners of more than 10% of any class of our equity securities timely complied with applicable reporting requirements for transactions in our equity securities, except for one report on Form 3 by each of Mses. McAdaragh and Lee that were filed on December 2, 2019 and December 3, 2019, respectively, that were inadvertently delayed due to the timing of the effectiveness of the Company’s registration statement on Form 10. No transactions were reported on either of the Forms 3 filed by Mses. McAdaragh and Lee.

CORPORATE GOVERNANCE

General

MediaCo aspires to the highest ethical standards for our employees, officers and directors, and remains committed to the interests of our shareholders and other constituents. We believe we can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The board of directors has adopted formal corporate governance guidelines, as well as policies and procedures designed to foster the appropriate level of corporate governance. Some of these guidelines and procedures are discussed below. For further information, including electronic versions of our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, our Audit Committee Charter, our Compensation Committee Charter, and our Complaint Procedure for Accounting and Auditing Matters, please visit the Corporate Governance section of our website (www.MediaCoHolding.com) located under the Investors heading.

Independent Directors

Our board of directors currently consists of seven members. Of these, our board has determined that four (Mses. Lee, McAdaragh and McDermott, and Mr. Glaze) qualify as “independent directors” under the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). In addition, MediaCo is a “Controlled Company” as defined in the Nasdaq listing standards. The company is, therefore, pursuant to Nasdaq Marketplace Rule 5615(c)(2), exempt from certain aspects of Nasdaq’s listing standards relating to independent directors. Nevertheless, a majority of the members of the board of directors are “independent directors” under Nasdaq rules.

Code of Ethics

MediaCo has adopted a Code of Business Conduct and Ethics to document the ethical principles and conduct we expect from our employees, officers and directors. A copy of our Code of Business Conduct and Ethics is available in the Corporate Governance section of our website (www.MediaCoHolding.com) located under the Investors heading.

Leadership Structure and Risk Oversight

MediaCo’s Corporate Governance Guidelines provide that the chair of the board is to meet the independence requirements under the applicable Nasdaq listing standards.  Deborah McDermott, our board Chair, has been determined to be an ‘independent director’ under Nasdaq rules.  As Chair, Ms. McDermott is responsible for, among other matters: (i) setting the agenda for and leading executive sessions of the independent directors, unless a lead director is otherwise appointed by the Chair; (ii) briefing the CEO on issues arising in the executive sessions; (iii) coordinating and developing the agenda for meetings of the board, in collaboration with the CEO; (iv) convening meetings of the independent directors as necessary or appropriate; and (v) if requested and appropriate, being available for consultation with major shareholders. The board believes that this structure provides strong independent leadership and oversight for our Company and our board.

The board of directors expects the Company’s management to take primary responsibility for identifying material risks the company faces and communicating them to the board, developing and implementing appropriate risk management strategies responsive to those risks with oversight from the board, and integrating risk management into the Company’s decision-making processes. The board, through the Audit Committee on a quarterly basis and as a full board at least annually, regularly reviews information regarding the company’s credit, liquidity and operational risks, as well as strategies for addressing and managing such risks. In addition, the Compensation Committee monitors the Company’s compensation programs so that such programs do not encourage excessive risk-taking by Company employees.

Communications with Independent Directors

Any employee, officer, shareholder or other interested party who has an interest in communicating with the Chair or any other MediaCo independent directors regarding any matter may do so by directing communication to Ms. McDermott addressed to Board Chair, c/o Corporate Secretary, MediaCo Holding Inc., One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204, by facsimile to (317) 684-5583, or by e-mail message to Chair@MediaCoHolding.com. The communication will be delivered to the independent directors as appropriate. For matters related to finance or auditing, a communication should specify that it is directed to the Audit Committee. For matters related to compensation, a communication should specify that it is directed to the Compensation Committee. Messages for any director or the board of directors as a whole may be delivered through the Board Chair as well.

Certain Committees of the Board of Directors

Our board of directors currently has an Audit Committee and a Compensation Committee.  MediaCo is a “controlled company” within the meaning of the Nasdaq listing standards. As such, we are exempt from Nasdaq’s requirement that director nominees be selected exclusively by independent directors constituting a majority of the independent directors of the board of directors or that MediaCo have a nominations committee comprised solely of independent directors. Accordingly, MediaCo does not have a separate standing nomination and corporate governance committee comprised of independent directors. The responsibilities and functions normally associated with such committee are instead carried out by the full board of directors.

The board of directors will consider and evaluate potential nominees submitted by holders of our Class A Shares to our corporate secretary on or before the date for shareholder nominations specified in the “Shareholder Proposals” section of this proxy statement. These potential nominees will be considered and evaluated using the same criteria as potential nominees obtained by the board of directors from other sources, subject to the requirement to only nominate persons recommended by EOC so long as the Management Agreement is in effect or the Emmis Promissory Note is outstanding.

In its assessment of each potential candidate, including those recommended by shareholders, the board of directors takes into account all factors it considers appropriate, which may include (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties, (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and related industries, independence of thought and an ability to work collegially, and (c) contractual and other obligations to nominate individuals recommended by EOC or SG Broadcasting. The board also may consider the extent to which the candidate would fill a present need on the board of directors. After conducting an initial evaluation of a candidate, the board of directors would be expected interview that candidate if it believes the candidate might be suitable to be a director and may ask the candidate to meet with certain directors and management. If the board believes a candidate would be a valuable addition to the board of directors, it would expect to nominate that candidate as a director.

Audit Committee. The Audit Committee’s primary responsibility is to engage our independent auditors and otherwise to monitor and oversee the audit process. The Audit Committee also undertakes other related responsibilities as summarized in the Report of the Audit Committee below and detailed in the Audit Committee Charter, which is available in the Corporate Governance section of our website (www.MediaCoHolding.com) located under the Investors heading. The board of directors has determined that the members of the Audit Committee, Andrew Glaze (chair), Laura Lee and Mary Beth McAdaragh, are independent directors under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nasdaq listing standards. The board of directors has also determined that Andrew Glaze is an “Audit Committee financial expert” as defined in rules adopted under the Exchange Act. The Audit Committee held one meeting during the last fiscal year.

Compensation Committee. The Compensation Committee reviews our compensation and benefit plans for executive officers to ensure that our corporate objectives are met, establishes compensation arrangements and approves compensation payments to members of our board of directors and our executive officers, and generally administers our equity incentive plans. The Compensation Committee’s charter is available in the Corporate Governance section of our website (www.MediaCoHolding.com) located under the Investors heading. The members of the Compensation Committee are Deborah McDermott (chair), Andrew Glaze and Laura Lee, all of whom are independent directors under Nasdaq standards. The Compensation Committee held one meeting during the last fiscal year.

Additional Committees. The Company has an Acquisition Committee to explore acquisition opportunities that may be available to the Company from time to time.  The members of the Acquisitions Committee are Laura Lee (chair) and Andrew Glaze, each of whom is independent under Nasdaq standards. The Company also has a Digital Committee to explore the expansion and development of the Company’s digital media properties.  The members of the Digital Committee are Laura Lee (chair) and Mary Beth McAdaragh, each of whom is independent under Nasdaq standards. Neither committee held any meetings during the last fiscal year.

Meeting Attendance

Last year, from the time the Company’s Class A Shares were registered under the Exchange Act, our board of directors held three meetings, either in person or by telephone. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee.

We believe that communication between our shareholders and the members of our board of directors is enhanced by the opportunity for personal interaction at our annual meeting of shareholders. Accordingly, we encourage the members of our board of directors to attend our annual meeting of shareholders whenever possible. As a new public company, we did not hold an annual meeting of shareholders during the last fiscal year.

Compensation of Directors

During last year, none of our directors received compensation from the Company.  For the current fiscal year, the Compensation Committee authorized annual retainers of $75,000 for each director who is not an officer of Emmis, as well as the following retainers for certain committee chairs:  $25,000 for Board Chair, $25,000 for Audit Committee Chair, $50,000 for Acquisition Committee Chair and $50,000 for Digital Committee Chair.

TRANSACTIONS WITH RELATED PERSONS

Relationship and Agreements with Emmis

MediaCo was formed by Emmis in connection with a transaction (the “Transactions”) with SG Broadcasting that involved, among other things, Emmis conveying the assets of radio stations WBLS-FM and WQHT-FM (the “New York Radio Stations”) to MediaCo (the “Separation”) and distributing (the “Distribution”) all of MediaCo’s Class A Shares to all of Emmis’ shareholders pro rata. Emmis and the Company operate separately, each as an independent public company. In connection with the Separation, we and Emmis entered into certain agreements to affect the separation of our business from Emmis and govern our relationship with Emmis after the Separation. The following is a summary of the terms of the material agreements that we have entered into with Emmis. These summaries set forth the terms of the agreements that we believe are material and are qualified in their entirety by reference to the full text of such agreements.

Transaction Agreement

On June 28, 2019, we entered into a certain Contribution and Distribution Agreement with Emmis and SG Broadcasting (the “Transaction Agreement”). The Transaction Agreement sets forth our agreements with Emmis and SG Broadcasting regarding the principal actions to be taken in connection with the Transactions. The Transaction Agreement identified assets to be transferred, liabilities to be assumed and contracts to be assigned to the Company as part of the separation, and it provided for when and how these transfers, assumptions and assignments will occur.

Initial Contribution, SG Broadcasting Investment, Purchase Price and Adjustment.  At the closing of the Transactions and pursuant to the terms of the Transaction Agreement, SG Broadcasting made an investment in MediaCo (the “Initial SG Broadcasting Investment”) consisting of $41,500,000 plus the $6,250,000 for additional working capital purposes.  As consideration for the SG Broadcasting Investment, MediaCo issued to SG Broadcasting a convertible promissory note payable by MediaCo in the amount of $6,250,000 (the “Original SG Broadcasting Promissory Note”) and issued to SG Broadcasting 5,359,753 Class B Shares, which constituted all of the issued and outstanding Class B Shares, representing in the aggregate an approximately 76.28% equity ownership interest and 96.98% of the outstanding voting interests of MediaCo immediately following the Transactions. Contemporaneously, Emmis contributed the assets of the NY Radio Stations to MediaCo and MediaCo paid to Emmis the sum of $91,500,000 (the “Purchase Price”), issued a convertible promissory note payable by MediaCo to Emmis in the amount of $5,000,000 (the “Emmis Promissory Note”), secured the use of $5,000,000 of working capital from Emmis which must be repaid within nine months following the closing of the Transactions, and issued to Emmis 1,666,667 Class A Shares, which constituted all of the issued and outstanding Class A Shares and represented in the aggregate approximately 23.72% equity ownership interest and 3.02% of the outstanding voting interests of MediaCo immediately following the Transactions.  In connection with the Distribution, Emmis was issued an additional 16,619 Class A Shares in order to enable 0.1265 Class A Shares to be distributed for each share of Emmis common stock outstanding, and an additional 53,444 Class B Shares were issued to SG Broadcasting to enable SG Broadcasting to retain its proportionate ownership percentage in MediaCo.

Contemporaneously with the close of the Transactions, to fund the Purchase Price, the Company entered into a five-year senior secured term loan agreement (the “Senior Credit Facility”) by and among MediaCo Holding Inc., the other parties designated as borrowers thereto, the financial institutions from time to time party thereto, and GACP Finance Co., LLC, a Delaware limited liability company, as administrative agent and collateral agent. The Senior Credit Facility originally provided for initial borrowings of up to $50,000,000, which net proceeds, along with the proceeds from the Initial SG Broadcasting and the Original SG Broadcasting Promissory Note, were paid to Emmis as consideration for the NY Radio Stations, as well as one tranche of additional borrowings of

$25,000,000.  On December 13, 2019, the Company entered into an amendment and restatement of the Senior Credit Facility (the “Amended and Restated Senior Credit Facility”) to provide for an additional approximately $23,500,000 in incremental term loans, the proceeds of which were used to fund the Company’s obligations in connection with the transactions contemplated by the Assignment and Assumption Agreement, as defined and further discussed below. On February 28, 2020, the Company subsequently entered into Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Senior Credit Facility, in order to, among other things, increase the maximum principal amount of Indebtedness, as defined in the Amended and Restated Senior Credit Facility, up to an aggregate principal amount of $10,250,000. The Amended and Restated Senior Credit Facility, as amended by Amendment No. 1, bears interest at a rate equal to the London Interbank Offered Rate, plus 7.5%. The Amended and Restated Senior Credit Facility, as amended by Amendment No. 1, requires interest payments on the first business day of each calendar month, beginning December 2019, and quarterly payments on the principal in an amount equal to one and one quarter percent (1.25%) of the initial aggregate principal amount will be due on the last day of each fiscal quarter beginning with the fiscal quarter ending December 31, 2019. The Senior Credit Facility includes covenants pertaining to, among other things, the ability to incur indebtedness, restrictions on the payment of dividends, minimum Liquidity (as defined in the Senior Credit Facility), collateral maintenance, minimum Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Credit Facility) and other customary restrictions.

Indemnification.  The Transaction Agreement provides for releases with respect to pre‑closing claims arising from the Transactions, and with respect to post‑Distribution claims, except as otherwise provided in the Transaction Agreement, indemnifications principally designed to place financial responsibility for obligations and liabilities allocated to MediaCo under the Transaction Agreement with MediaCo and financial responsibility for obligations and liabilities allocated to Emmis under the Transaction Agreement with Emmis. Other than in limited circumstances, Emmis shall only be responsible for certain breaches of representations and warranties if losses exceed one percent (1%) and the maximum recovery is limited to ten percent (10%) of the Purchase Price.

Other Matters Governed by the Contribution and Distribution Agreement.  Other matters governed by the Transaction Agreement include, without limitation, access to financial and other information, insurance, confidentiality and access to and provision of records.

Emmis Promissory Note

The Emmis Promissory Note carries interest at a base rate equal to the interest on any senior credit facility of MediaCo, or if no senior credit facility is outstanding, of 6.00%, and an additional increase of 1.00% following the second anniversary of the date of issuance and additional increases of 1.00% following each successive anniversary thereafter. The Emmis Promissory Note has a maturity date of the fifth (5th) anniversary of its execution. Additionally, the Emmis Promissory Note will be payable in interest in kind through maturity, and will be convertible into Class A Shares at the option of Emmis beginning six (6) months after issuance and at a strike price equal to the thirty (30) day volume weighted average price of the Class A Shares on the date of conversion.

Employee Leasing Agreement

At closing of the Transactions, MediaCo entered into an Employee Leasing Agreement with EOC. Pursuant to the Employee Leasing Agreement, the Company leases from EOC personnel at the NY Radio Stations who are existing employees of EOC to perform services for MediaCo consistent with each leased employees’ past practices at the NY Radio Stations. The initial term of the Employee Leasing Agreement is to last through December 31, 2020 and will automatically renew for successive six‑month periods, unless otherwise terminated upon the occurrence of certain events. MediaCo is to reimburse EOC for all costs and expenses directly attributable to the leased employees for their services to MediaCo, including salaries, benefits, and out‑of‑pocket expenses incurred in connection with the administration of benefits.

Management Agreement

At closing of the Transactions, we entered into a Management Agreement with EOC for an initial term of two years. Under the Management Agreement, EOC is to provide to us direct management of NY Radio Stations and related assets, management of the Company’s financial reporting, SEC compliance and other similar obligations arising as a public company. The Company is to pay EOC an annual management fee equal to $1,250,000 in equal monthly installments, plus reimburse certain expenses directly related to the operation of MediaCo’s business. EOC is also prohibited from directly or indirectly investing in any business that competes with the Company and from soliciting or attempting to hire any of the Company’s employees during the term and through the fifth anniversary of the termination of the Employee Leasing Agreement.

Shared Services Agreements

At closing of the Transactions, we entered into two Shared Services Agreements with Emmis. Historically, Emmis has operated radio stations WLIB‑AM and WEPN‑FM (which were retained by Emmis) from many of the same facilities and using many of the same personnel as used in the operation of NY Radio Stations. The Shared Services Agreements became operative as of the completion of the separation of the NY Radio Stations from Emmis, and is to allow Emmis to continue to use MediaCo’s facilities, equipment and personal consistent with past practices. Emmis is to reimburse MediaCo for all incremental out of pocket costs and expenses incurred by MediaCo in connection with this arrangement.

Local Programming and Marketing Agreement

At closing of the Transactions, we entered into a Local Programming and Marketing Agreement (the “LMA”) with Emmis. Pursuant to the terms and provisions of the LMA, except for the hours of 6:00 a.m. to 8:00 a.m. each Sunday, MediaCo is to make available to Emmis the HD‑2 channel of MediaCo’s radio station WQHT‑FM for purposes of rebroadcasting the programs of Emmis’ radio station WLIB‑AM. The term of the LMA is intended to continue through December 31, 2022, but may otherwise terminate upon the occurrence of certain other events. Emmis is to be responsible for the salaries of WQHT‑FM employees and related costs for all personnel used in broadcasting WLIB‑AM programing, all other costs associated with the production of WLIB‑AM programming, and the costs of delivering WLIB‑AM programing to WQHT‑FM.

Antenna Site Agreement

At closing of the Transactions, we entered into an Antenna Site Agreement with WLIB. Historically, WBLS‑FM has used the antenna site owned by WLIB in Lyndhurst, New Jersey as an emergency backup site from which to broadcast WBLS‑FM’s programs in the event its other broadcast antennas are unavailable. The Antenna Site Agreement allows WBLS‑FM antenna space on the WLIB tower, as well as ground space for WBLS‑FM transmission equipment. The Antenna Site Agreement is to last for an initial term of 20 years, with two automatic renewal periods of 10 years each, unless MediaCo provides notice to WLIB of its intention to not renew the lease for an additional term. MediaCo is to pay to WLIB an annual license fee of ten dollars ($10).

Relationship and Agreements with SG Broadcasting

At the closing of the Transactions and pursuant to the terms of the Transaction Agreement, SG Broadcasting made the Initial SG Broadcasting Investment.  As consideration for the Initial SG Broadcasting Investment, MediaCo issued to SG Broadcasting the Original SG Broadcasting Promissory Note and 5,359,753 Class B Shares, which constituted all of the issued and outstanding Class B Shares, representing in the aggregate an approximately 76.28% equity ownership interest and 96.98% of the outstanding voting interests of MediaCo immediately following the Transactions.  Following closing of the Transactions, SG Broadcasting owns all of the issued and outstanding Class B Shares, representing an approximately 76.28% equity ownership interest and a 96.98% voting interest in MediaCo. On February 28, 2020, MediaCo amended and restated the Original SG Promissory Note to allow SG Broadcasting to fund up to an additional $4 million in working capital (the “Amended and Restated SG Promissory Note”).  The Amended and Restated SG Promissory Note carries interest at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.00%, and an additional increase of 1.00% following the second anniversary of the date of issuance and additional increases of 1.00% following each successive anniversary thereafter. The Amended and Restated SG Promissory Note will have a maturity date of six (6) months after the fifth (5th) anniversary of execution of the Original SG Promissory Note. Additionally, the Amended and Restated SG Promissory Note will be payable in interest in kind through maturity, and will be convertible into Class A Shares at the option of SG Broadcasting beginning six (6) months after issuance and at a strike price equal to the thirty (30) day volume weighted average price of the Class A Shares on the date of conversion.

On December 13, 2019, MediaCo entered into an Assignment and Assumption of Purchase Agreement (the “Assignment and Assumption Agreement”) by and between Billboards LLC, a Delaware limited liability company (“Billboards LLC”) and the Company, regarding that certain Equity Purchase Agreement, dated as of October 16, 2019 (the “Purchase Agreement”), by and among Billboards LLC, FMG Kentucky, LLC, a Delaware limited liability company (“FMG Kentucky), FMG Valdosta, LLC, a Delaware limited liability company (together with FMG Kentucky, the “Acquired Companies”), and Fairway Outdoor Advertising Group, LLC, a Delaware limited liability company (“Fairway”). Billboards LLC is a wholly-owned subsidiary of Standard General L.P., a New York-based investment firm (“Standard General”). Standard General is an affiliate of the controlling shareholder of the Company, SG Broadcasting. The transactions contemplated by the Purchase Agreement closed concurrently with the Company’s entry into the Assignment and Assumption Agreement.  At the same time, MediaCo issued to SG Broadcasting 220,000 MediaCo Series A Preferred Shares in exchange for a cash contribution of $22,000,000.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors the board of directors has determined are “independent directors” as defined by Nasdaq listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the board of directors. The charter is reviewed annually by the Audit Committee. A copy of the Audit Committee charter may be found in the Corporate Governance section of our website (www.MediaCoHolding.com) located under the Investors heading. As required by Nasdaq listing standards, the Audit Committee has determined that its charter is adequate. The Audit Committee has also determined that its members meet the financial literacy requirements of Nasdaq listing standards.

Management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on the financial statements. The Audit Committee is responsible for the appointment, compensation, and oversight of the independent auditor. For the fiscal year ended December 31, 2019, the Audit Committee engaged Ernst & Young LLP to serve as the company’s independent auditor.

The Audit Committee has met and held discussions with management and Ernst & Young LLP. As part of these meetings and discussions, the Audit Committee (i) discussed with the company’s internal auditor and Ernst & Young, LLP the overall scope and plans for their respective audits, (ii) met with the company’s internal auditor and Ernst & Young, LLP, with and without management present, to discuss the results of their procedures and evaluations, and (iii) discussed with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management processes. Management represented to the Audit Committee that the company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee also discussed with Ernst & Young LLP matters required to be discussed by their professional standards, including, among other things, matters related to the conduct of the audit of the company's consolidated financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The board of directors, upon the recommendation of the Audit Committee, has adopted an Auditor Independence Policy that, among other things, prohibits the company’s independent auditor from performing certain non-audit services for the company, requires prior approval of the Audit Committee for any services provided by the company’s independent auditor, limits the hiring by the company of former employees of the company’s independent auditor who have worked on the MediaCo account and requires enhanced disclosure both to the Audit Committee and to shareholders of matters related to auditor independence.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee (or the chairman of the Audit Committee with respect to engagements of less than $100,000) approves in advance all engagements of the company’s independent auditor. The Audit Committee determined that Ernst & Young’s provision of non-audit services to the company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.

Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the company’s last fiscal year should be included in our company’s annual report on Form 10-K, and made a formal recommendation to the board of directors to that effect.

Andrew P. Glaze, Chair

Laura A. Lee

Mary Beth McAdaragh

EXECUTIVE COMPENSATION

We are managed by EOC, which provides us with executive officers, and we currently have no officers independent of EOC. As employees of EOC, all of our executive officers devote a portion of their time to our affairs as is required pursuant to the Management Agreement. We currently do not pay our executive officers any cash or other compensation, and we have no compensation agreements with our executive officers, who are indirectly compensated for their services to MediaCo through the fees paid to EOC under the Management Agreement. As a result, we do not determine their compensation amounts. Instead, we pay EOC a management fee and EOC pays and has discretion to determine the form and level of compensation paid to and earned by our executive officers.  For further discussion of the Management Agreement and the fees we pay to EOC, refer to “Transactions with Related Persons - Relationship and Agreements with Emmis - Management Agreement.”

PROPOSAL 2:  APPROVAL OF THE 2020 EQUITY COMPENSATION PLAN

Our board of directors has adopted the MediaCo Holding Inc. 2020 Equity Compensation Plan (the “2020 Plan”) to increase employee, officer, director and independent contractor stock ownership opportunities, and to improve the company’s ability to attract and retain a team of outstanding employees, officers, directors and independent contractors. As of the December 31, 2019, there were approximately 205 employees, officers, directors and independent contractors who would have been eligible for participation in the 2020 Plan. The following summary of the principal provisions of the 2020 Plan is qualified by reference to the full text of the 2020 Plan which is attached to this proxy statement as Exhibit A.

The 2020 Plan permits the delivery of a maximum of [one million (1,000,000)] Class A Shares. The board of directors included this number of shares under the 2020 Plan based on the expectation that these shares would service MediaCo’s equity compensation needs for at least [five] years.  As of March 9, 2020, the shares subject to the 2020 Plan had an aggregate market value of [$5,490,000] based on a closing price of $5.49 per share. If all or part of any award under the 2020 Plan expires or terminates without being exercised in full, is forfeited or is withheld for taxes, the Class A Shares subject to the award generally become available for new awards. Options and stock appreciation rights expire no more than 10 years from date of grant.

Options. Options granted under the 2020 Plan allow participants to purchase Class A Shares at an exercise price determined by the Compensation Committee which cannot be less than the fair market value of our Class A Shares on the date of the grant. Options may be granted as incentive stock options subject to the limitations of Section 422 of the Code.

Restricted Stock. Class A Shares may be granted under the 2020 Plan subject to such restrictions, if any, as may be determined by the Compensation Committee (“restricted stock”). Shares of restricted stock may be subject to forfeiture if conditions established by the Compensation Committee are not satisfied and are generally nontransferable until they become nonforfeitable. Before the grant, the Compensation Committee determines the purchase price, if any, of such shares of restricted stock and the restrictions, if any, applicable to such shares. If a grantee’s shares of restricted stock are forfeited, the grantee is required to sell such shares to us at the lesser of the purchase price, if any, paid by the grantee or the fair market value of the shares on the date of such forfeiture. The Compensation Committee may accelerate the time at which the restrictions lapse or may remove or, with the consent of the grantee, modify the restrictions.

Stock Appreciation Rights. Each stock appreciation right that may be granted under the 2020 Plan provides the grantee, upon exercise, a benefit equal to the difference between the fair market value of one Class A Share on the date of the exercise and (1) in the case of a stock appreciation right identified with a Class A Share subject to an option, the option exercise price of such option or such higher price specified in the grant or (2) in the case of any other stock appreciation right, the fair market value of a Class A Share on the grant date or such higher price specified in the grant. Stock appreciation rights may be granted alone, or identified with Class A Shares subject to options, performance units or shares of restricted stock. The Compensation Committee may accelerate the exercisability of any stock appreciation right. Benefits upon the exercise of stock appreciation rights are payable in cash unless the Compensation Committee determines that the benefits will be paid wholly or partly in Class A Shares. The 2020 Plan contains a per-participant limit of 200,000 on the number of shares which may be subject to stock appreciation rights granted during any calendar year.

Other Information. Payment of the option exercise price or the purchase price of restricted stock may be made in cash or through the exchange of Class A Shares owned by the grantee or by various other payment methods. When permitted by the Compensation Committee, a grantee may elect to have withheld Class A Shares to satisfy withholding tax liability with respect to the exercise of options and stock appreciation rights, or shares of restricted stock becoming nonforfeitable. In the event of a change in control, options and stock appreciation rights become exercisable, and all shares of restricted stock generally become nonforfeitable upon a determination by the Compensation Committee that a change in control has occurred. The aggregate number of shares of Class A Shares, restricted stock, options and stock appreciation rights available pursuant to the 2020 Plan, the number of shares covered by an award, the exercise price of options, the fair market value used to determine stock appreciation right benefits and other matters related to the 2020 Plan and awards, will be adjusted by the Compensation Committee to reflect any stock dividend, stock split, reverse stock split, share combination, merger, consolidation, asset spin-off, reorganization, or similar event.

Options and stock appreciation rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or as permitted by the Compensation Committee, except that the grantee may transfer an award (other than an incentive stock option) by gift or pursuant to a domestic relations order to:

•

a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in- law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the grantee, including adoptive relationships, or any person sharing the grantee’s household (other than a tenant or employee);

•	a trust in which these persons have more than 50% of the beneficial interest;
•	a foundation in which these persons (or the grantee) control the management of assets; or
•	any other entity in which these persons (or the grantee) own more than 50% of the voting interests.

Awards so transferred may be exercised only upon the same terms and conditions applicable to the original grantee, and the original grantee or the grantee’s estate will remain liable for any federal, state, city or local taxes applicable upon the exercise of an award by a permitted transferee. Such a transferee cannot transfer the award, except by will or by the laws of descent and distribution upon the death of the transferee.

Plan Administration. The 2020 Plan is administered by the Compensation Committee unless the board of directors or the Compensation Committee designates another committee or subcommittee to administer the 2020 Plan. Subject to the 2020 Plan’s provisions, the Compensation Committee has broad authority to, among other things, determine when grants may be made (and the amounts thereof); to interpret, and to adopt rules relating to, the 2020 Plan; to determine the terms of the agreements relating to grants and to modify any such agreement with the consent of the grantee, when required; and to cancel existing awards and to substitute new ones. Because of the Compensation Committee’s broad authority, the type and amount of awards to be received by any specific individual, or group of individuals, is generally indeterminable.

Amendment and Termination. Subject to any shareholder approval requirement of applicable law or the rules of any national securities exchange, stock market or automated quotation service on which our Class A Shares are listed or quoted, the board of directors may from time to time in its discretion amend or modify the 2020 Plan without the approval of the shareholders. The 2020 Plan will terminate on March 25, 2030 or such earlier date as the board of directors may determine. No termination of the 2020 Plan will affect outstanding awards.

Federal Income Tax Consequences. Upon the grant of an award (other than an award of restricted stock that contains no restrictions) under the 2020 Plan, the grantee does not realize any taxable income and no deduction is available for us. Any cash received by a grantee in connection with the exercise of a stock appreciation right or performance unit, as well as the fair market value of any shares received in connection with the exercise of a stock appreciation right or a performance unit, is taxable as ordinary income to the grantee. Generally, upon exercise of an option (other than an incentive stock option), the grantee will recognize taxable income and we are entitled to a deduction at the time the grantee is taxed in the amount of the grantee’s taxable income. In the case of an incentive stock option, the grantee incurs no income tax liability upon exercise (other than possible alternative minimum tax liability), but we are generally not entitled to a tax deduction. The fair market value of restricted stock in excess of the purchase price, if any, is taxable to the grantee when the restrictions lapse. However, if the grantee is not prohibited by the Compensation Committee from electing to be taxed on such value on the date of grant and the grantee elects such tax treatment, the grantee is taxed on such amount on the date of grant. We are generally entitled to a deduction at the time the grantee is taxed in the amount of the grantee’s taxable income. The 2020 Plan contains provisions preventing any award from constituting deferred compensation within the meaning of Section 409A of the Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE 2020 EQUITY COMPENSATION PLAN.

PROPOSAL 3: POTENTIAL ISSUANCE OF ADDITIONAL CLASS A SHARES

The Company is seeking shareholder approval of the potential issuance of Class A Shares in excess of 19.9% of the number of outstanding shares of common stock of the Company, as such outstanding shares are calculated as of February 27, 2020 without taking into consideration the number of shares of Class A Shares issuable upon conversion of the Amended and Restated SG Broadcasting Promissory Note. As reported in the Current Report on Form 8-K filed by the Company with the SEC on March 2, 2020, the Company entered into the Amended and Restated SG Broadcasting Promissory Note, which amended and restated the Original SG Broadcasting Promissory Note, as further described in Item 1.01 of the Current Report on Form 8-K filed by the Company with the SEC on November 27, 2019.

By way of background, on November 25, 2019, SG Broadcasting contributed to the Company $6,250,000, in exchange for which the Company issued to SG Broadcasting the Original SG Broadcasting Promissory Note. On November 28, 2019, the Company entered into the Amended and Restated SG Broadcasting Promissory Note, which provides for an aggregate principal amount of up to $10,250,000, together with interest thereon calculated in accordance therewith. Pursuant to the terms of the Amended and Restated SG

Broadcasting Promissory Note, SG Broadcasting contributed to the Company $2,000,000 on February 28, 2020 and expects to contribute an additional $2,000,000 on or before March 31, 2020. The Amended and Restated SG Broadcasting Promissory Note carries interest on outstanding principal as of a particular date at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.00%, and an additional increase of 1.00% following the second anniversary of the date of issuance of the Amended and Restated SG Broadcasting Promissory Note and additional increases of 1.00% following each successive anniversary thereafter. The Amended and Restated SG Broadcasting Promissory Note will have a maturity date of six (6) months after the fifth (5th) anniversary of the execution of the Original SG Broadcasting Promissory Note. Additionally, the Amended and Restated SG Broadcasting Promissory Note will be payable in interest in kind through maturity, and will be convertible into shares of Class A Shares at the option of SG Broadcasting beginning six (6) months after issuance of the Original SG Broadcasting Promissory Note and at a strike price equal to the thirty (30) day volume-weighted average price of the Class A Shares on the date of conversion.

In addition, the Amended and Restated SG Broadcasting Convertible Promissory Note contains a limitation on conversion of the outstanding principal and any accrued but unpaid interest thereunder into shares of Class A Shares, such that the maximum number of shares of Class A Shares to be issued in connection with the conversion of the Amended and Restated SG Broadcasting Convertible Promissory Note shall not, without the prior approval of the shareholders of the Company, (i) exceed a number of shares equal to 19.9% of the outstanding shares of common stock of the Company immediately prior to February 28, 2020 without taking into consideration the number of shares of Class A Shares issuable upon conversion of the Amended and Restated SG Broadcasting Promissory Note, (ii) exceed a number of shares that would evidence voting power greater than 19.9% of the combined voting power of the outstanding voting securities of the Company immediately prior to February 28, 2020 without taking into consideration the number of shares of Class A Shares issuable upon conversion of the Amended and Restated SG Broadcasting Promissory Note, or (iii) otherwise exceed such number of shares of capital stock of the Company that would violate applicable listing rules of Nasdaq, in each of subsections (i) through (iii), only to the extent required by applicable Nasdaq rules and guidance (the “Share Cap”). In the event the number of shares of Class A Shares to be issued upon conversion of the Amended and Restated SG Broadcasting Convertible Promissory Note exceeds the Share Cap, then the portions of the Amended and Restated SG Broadcasting Convertible Promissory Note that would result in the issuance of any excess shares shall cease being convertible, and the Company shall instead either (x) repay such portions of the Amended and Restated SG Broadcasting Convertible Promissory Note in cash or (y) obtain shareholder approval of the issuance of shares of Class A Shares in excess of the Share Cap prior to the issuance thereof.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Amended and Restated SG Broadcasting Promissory Note, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Company with the SEC on March 2, 2020. The Company will provide, without charge, to any person to whom this proxy statement is delivered, upon written or oral request by such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of the Amended and Restated SG Broadcasting Promissory Note. Shareholders to whom this proxy statement is delivered may make such request in writing addressed to Investor Relations Department, MediaCo Holding Inc., One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204 or by telephone call to (866) 366-4703.

Why We Are Seeking Your Approval

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

We are seeking your approval of the issuance of Class A Shares in excess of the Share Cap in order to enable us to conserve cash and direct our resources towards growth and improve our ability to meet our debt obligations and pay our liabilities in a manner that may be less dilutive than raising capital on the open market and to ensure our compliance with Nasdaq’s Listing Rules. The issuance of Class A Shares in excess of the Share Cap would likely result in a dilutive effect on the holders of Class A Shares at the time of the issuance. Until we obtain shareholder approval of the issuance of Class A Shares in excess of the Share Cap, however, we will not be able to issue shares of Class A Shares in excess of the Share Cap to SG Broadcasting upon their election to convert into Class A Shares amounts outstanding under the Amended and Restated SG Broadcasting Promissory Note. And, in such an event, we may be required to seek additional capital to repay in cash the portions of the Amended and Restated SG Broadcasting Promissory Note in excess of the Share Cap, which may include equity issuances, assets sales, alternative debt for equity conversions or other restructuring transactions, which may not be on commercially reasonable terms and may negatively impact shareholders at that time. If the Company elects to seek additional capital with the issuance of new shares, it is also likely that the Company may again need to seek shareholder approval at a future special or annual meeting of shareholders for the issuance of those shares, may need to seek alternative means to finance the payment, or may take such other actions as the board of directors deems advisable and in the best interests of the Company and its shareholders at that time. Furthermore, if any of these should be occur or be required, we may be unable to meet our debt obligations and pay our liabilities, and which may have a material adverse effect on our financial condition and results of operations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE POTENTIAL ISSUANCE OF ADDITIONAL CLASS A SHARES

PROPOSAL 4: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee, a committee of the board of directors, has appointed Ernst & Young LLP to serve as our independent registered public accountants for the year ending December 31, 2020, subject to ratification by the holders of our Common Shares. Our financial statements for the year ended December 31, 2019 were certified by Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to attend the annual meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Although our by-laws do not require that we seek shareholder ratification of the appointment of Ernst & Young LLP as our independent auditors, we are doing so as a matter of good corporate governance. If shareholders do not ratify the selection of Ernst & Young LLP as our independent registered public accountants, or if prior to our annual meeting of shareholders Ernst & Young LLP ceases to act as our independent registered public accountants, then the Audit Committee will reconsider the selection of independent registered public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Registered Public Accountants

The following table sets forth the fees (including cost reimbursements) paid to Ernst & Young LLP for the year ended December 31, 2019, for various categories of professional services they performed as our independent registered public accountants.

Year ended December 31, 2019
Audit Fees (1)	$500,000
Other Audit Fees (2)	14,000
Total Fees	$514,000

(1)	Fees related to filing of Company’s Form 10.

Engagement of the Independent Registered Public Accountants and Approval of Services

During the year ended December 31, 2019, prior to engaging the independent registered public accountants to render the above services and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the independent registered public accountants was compatible with the maintenance of Ernst & Young’s independence in the conduct of its auditing services. Under its current charter, it is the policy of the Audit Committee (or in certain instances, the chairman of the Audit Committee) to pre-approve the retention of the independent registered public accountants for any audit services and for any non-audit services, including tax services. No services were performed during the fiscal year ended December 31, 2019, under the de minimis exception in Rule 2-01(c) (7)(i)(C)  of Regulation S-X.

SHAREHOLDER PROPOSALS

To be considered for inclusion in the Company’s 2021 proxy solicitation materials, shareholder proposals submitted in accordance with SEC Rule 14a-8 of the Exchange Act, must be received in writing by our corporate secretary no later than December 4, 2020. Shareholders who wish to bring business before or nominate a person for election as a director at the Company’s 2021 annual meeting (other than through a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act) must notify the corporate secretary in writing and provide the information required by the provisions of our by-laws dealing with shareholder proposals. Copies of our by-laws are available to shareholders free of charge upon request to our corporate secretary. The notice must be delivered to the corporate secretary at the principal executive offices of the Company not later than the close of business on the 90th day (February 13, 2021) nor earlier than the close of business on the 120th day (January 14, 2021) prior to the first anniversary of the 2020 annual meeting; provided, however, that in the event that the date of the 2021 annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to the 2020 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2021 annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the Company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our 2021 proxy solicitation materials or consideration at the 2021 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2021 shareholder proposal and nomination filing deadline, and also retain that authority under certain other circumstances.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the year ended December 31, 2019, is being sent to all of our shareholders of record as of March 9, 2020, and is available in the Investors section of our website (www.MediaCoHolding.com). Certain shareholders who have previously given us their consent to receive materials electronically did not receive a physical copy of the annual report and can access the annual report from the Investors section of our website (www.MediaCoHolding.com). The annual report is not to be considered as proxy solicitation material.

OTHER MATTERS

Our board of directors knows of no other matters to be brought before this annual meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the MediaCo website do not constitute soliciting material and should not be deemed filed or incorporated by reference into this proxy statement or any other MediaCo filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent MediaCo specifically incorporates the Report or website information therein by reference.  The Amended and Restated SG Broadcasting Promissory Note, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Company with the SEC on March 2, 2020, is incorporated by reference into Proposal 3 herein.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by Securities and Exchange Commission rules that is commonly referred to as “householding.” Under this procedure, a single annual report, proxy statement and notice regarding the availability of proxy materials are delivered to multiple shareholders sharing an address unless we receive contrary instructions from any shareholder at that address. We will continue to send a separate proxy card to each shareholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information shareholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are MediaCo shareholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker if you hold your MediaCo shares through a broker, or notify us directly if you are a shareholder of record by sending us an e-mail at ir@MediaCoHolding.com, calling us toll-free at (866) 366-4703 or writing to us at MediaCo Holding Inc. Investor Relations, One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.  We will deliver promptly, upon written or oral request, a separate copy of the annual report, proxy statement, or notice regarding the availability of proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

If you currently receive multiple copies of our proxy statement and annual report at your address and would like to request “householding” of your communications, you should contact your broker, or, if you are a record holder of MediaCo shares, you should submit a written request to our transfer agent, American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Exhibit A

[to be updated]

MEDIACO HOLDING INC.

2020 EQUITY COMPENSATION PLAN

1.Purpose.  The primary purposes of the Plan are to provide equity compensation in lieu of or in addition to cash compensation for employees, officers, directors and independent contractors of the Company and its subsidiaries, to increase employee, officer, director and independent contractor stock ownership opportunities and to improve the Company’s ability to attract and retain a team of outstanding employees, officers, directors and independent contractors.

2.Definitions.  As used in the Plan, terms defined parenthetically immediately after their use have the respective meanings provided by such definitions and the terms set forth below have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” means, with respect to a specified person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

“Award” means Options, shares of Restricted Stock or Stock Appreciation Rights granted under the Plan.

“Award Agreement” has the meaning specified in Section 4(b)(vi).

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise determined by the Committee, (i) conviction of the Grantee of any felony or other crime involving dishonesty, fraud or moral turpitude, (ii) the Grantee’s habitual neglect of Grantee’s duties, (iii) the Grantee engaging in any gross negligence or gross misconduct which is injurious to the Company, including, but not limited to, insubordination, the commission of any dischargeable offense as defined through the Company’s written or unwritten policies (e.g., sexual harassment),  and impermissible subordinate fraternization; (iv) the Grantee engaging in any unlawful conduct or behavior the Company reasonably considers to be dishonest, immoral, unethical, or fraudulent, regardless of materiality; and (v) the Grantee appropriating any corporate opportunity or property for personal benefit or the benefit of another, regardless of materiality or intent to defraud; provided, however, that if a Grantee is subject to an employment agreement with the Company or a Subsidiary, or has a Personal Services Contract , “cause” shall mean any breach of such agreement or contract by the Grantee giving the Company or a Subsidiary the right to terminate the agreement or contract.

“Change in Control” means any of the following:

i.

Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than an employee benefit plan (or any related trust) of the Company or an Affiliate, and other than SG Broadcasting LLC or an Affiliate of SG Broadcasting LLC) (a “Person”) becomes after the date hereof the beneficial owner of 35% or more of either the then outstanding Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, except that no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the outstanding Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors;

ii.

Individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act);

iii.	The consummation of:
a.

A merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Stock and voting securities of the Company immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such merger, reorganization or consolidation; or

b.

The sale or other disposition (or series of sales and/or other dispositions over time resulting in a sale and/or other disposition) of all or substantially all of the assets of the Company to any Person or Persons as part of the Company’s plan to sell or otherwise dispose of all or substantially all of such assets;

iv.	The approval by the shareholders of the Company of a liquidation or dissolution of the Company; or
v.	Such other event(s) or circumstance(s) as are determined by the Board of Directors to constitute a Change in Control.

Notwithstanding the foregoing provisions of this definition, a Change in Control shall be deemed not to have occurred with respect to Grantee, if he is, by written agreement executed prior to such Change in Control, a participant on his own behalf in a transaction in which the persons with whom he has the written agreement (and/or their Affiliates) Acquire the Company (as defined below) and, pursuant to the written agreement, Grantee has (or has the right to acquire) an equity interest in the resulting entity. Further notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person acquires beneficial ownership of more than 35% of the then outstanding Stock as a result of the acquisition of the Stock by the Company which reduces the number of shares of Stock outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Stock that increases the percentage of outstanding Stock beneficially owned by such person, a Change in Control shall then occur.

For the purposes of this definition, “Acquire the Company” means the acquisition of beneficial ownership by purchase, merger, or otherwise, of either more than 50% of the Stock (such percentage to be computed in accordance with Rule 13d-3(d)(1)(i) of the SEC under the Exchange Act) or substantially all of the assets of the Company or its successors; “person” means such term as used in Rule 13d-5 of the SEC under the Exchange Act; “beneficial owner” means such term as defined in Rule 13d-3 of the SEC under the Exchange Act; and “group” means such term as defined in Section 13(d) of the Exchange Act.

“Code” means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder.  References to a particular section of the Code shall include references to successor provisions.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee appointed by the Board or the Compensation Committee; provided that, solely with respect to Awards to persons subject to Section 16 of the Exchange Act, such committee is comprised of two or more members of the Board of Directors, each of whom is (i) a “non-employee director,” as defined in Rule 16b-3 adopted under the Exchange Act or otherwise in compliance with Rule 16b-3, and (ii) an “independent director” under applicable stock exchange rules if and to the extent required..

“Company” means MediaCo Holding Inc., an Indiana corporation.

“Disability” means, with respect to the exercise of an incentive stock option after Termination of Employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time disability was incurred, and which is expected to be permanent or for an indefinite duration.

“Effective Date” means March 25, 2020.

“Eligible Transferee” has the meaning specified in Section 11(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.  References to a particular section of, or rule under, the Exchange Act shall include references to successor provisions.

“Fair Market Value” of any security of the Company means, as of any applicable date:  (i)  if the security is listed for trading on a national securities exchange, including but not limited to the NASDAQ Stock Market, the closing price of the security as reported by such exchange on such date, or if no reported sales occurred on such date, on the first preceding date on which a reported sale of the security shall have occurred, or (ii)  if the security is not listed for trading on a national securities exchange, including but not limited to the NASDAQ Stock Market, the fair market value of the security as determined by the Committee using the reasonable application of a reasonable valuation method.

“Family Member” of a Grantee means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Grantee, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

“Grant Date” means the date of grant of an Award determined in accordance with Section 6.

“Grantee” means an individual or Personal Service Corporation that has been granted an Award.

“Incentive Stock Option” means an Award under Section 7(b).

“including” means “including, without limitation.”

“Option” means an Award under Section 7.

“Option Price” means the per share purchase price of (i) Stock subject to an Option or (ii) Restricted Stock subject to an Option.

“Parent” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations, partnerships or limited liability companies ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations, partnerships or limited liability companies other than the Company owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

“Personal Services Contract” means any written contract or agreement pursuant to which a corporation, partnership, limited liability company or other entity is to provide to the Company or a Subsidiary the services of one or more individuals.

“Personal Service Corporation” means a corporation, partnership, limited liability company or other entity that has a Personal Services Contract in effect.

“Plan” means the MediaCo Holding Inc. 2020 Equity Compensation Plan.

“Restricted Stock” means Stock awarded pursuant to Section 8.

“SEC” means the Securities and Exchange Commission.

“Stock” means the Class A common stock of the Company, par value $.01 per share.

“Stock Appreciation Rights” means Awards under Section 9.

“Subsidiary” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award under the Plan, each of the corporations, partnerships or limited liability companies other than the last corporation, partnership or limited liability company in the unbroken chain owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

“Termination of Employment” means a cessation of a business relationship with the Company or its Subsidiaries which occurs (a) with respect to an employee of the Company or a Subsidiary, the first day an individual is for any reason entitled to severance payments under the Company’s or any Subsidiary’s personnel policies or is no longer employed by the Company or any of its Subsidiaries, or, with respect to an individual who is an employee of a corporation constituting a Subsidiary, the first day such corporation is no longer a Subsidiary, (b) with respect to a director of the Company, the first day he or she ceases to be a director of the Company, (c) with respect to an independent contractor of the Company or a Subsidiary, the first day the independent contractor is no longer providing, and is not expected by the Company to provide, services to the Company or a subsidiary, or, (d) with respect to a Personal Service Corporation, the first day after the Personal Service Contract has expired or terminated and is not expected by the Company to be extended or renewed.  Notwithstanding the foregoing, a Termination of Employment pursuant to any of clauses (a) through (d) shall not be deemed to occur with respect to any Options that are vested on the date on which a Termination of Employment would otherwise be deemed to have occurred so long as a Grantee continues to provide services to the Company or a Subsidiary in one or more of the capacities specified in clauses (a) through (d) above.

3.Scope of the Plan.

(a)Number of Shares.  Subject to Section 3(b), an aggregate of [one million (1,000,000)] shares of Stock is hereby made available and is reserved for delivery.   Subject to the foregoing limit, shares of Stock held as treasury shares may also be used for or in connection with Awards.   Subject to Section 3(b), issuance of Stock pursuant to an Award shall reduce the shares available for grant and issuance under the Plan.

(b)Re-Use of Shares.  If and to the extent an Award or any portion thereof shall expire or terminate for any reason without having been exercised in full or shall be forfeited, shares of Stock available for such Award or any portion thereof (including restricted stock) and stock appreciation rights associated with such Award shall become available for other Awards.  If a Grantee pays all or part of the exercise price or tax withholding, if any, associated with an Award by the transfer of Stock or the withholding or surrender (including by attestation) of all or part of an Award (including the Award being exercised), such Stock will also be available for grant under this Plan.

4.Administration.

(a)General.  The Plan shall be administered by the Committee, which shall consist of persons who are appointed by the Board.  Notwithstanding the requirements contained in the immediately preceding sentence, the Board or the Committee may, in its discretion, delegate to a committee or subcommittee of the Board or the Committee any or all of the authority and responsibility of the Committee.  Such other committee or subcommittee may consist of two or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries.  To the extent that the Board or the Committee has delegated to such other committee or subcommittee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee or subcommittee.  Notwithstanding the foregoing, the Board shall at all times have the right to make Awards, administer the Plan, and otherwise exercise the authority of the Committee under the Plan, and to the extent the Board does so, references to the Committee in the Plan shall be to the Board.

(b)Authority of the Committee.  The Committee shall have full power and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:  (i) to select Grantees, (ii) to grant Awards, (iii) to determine (A) when Awards may be granted, and (B) whether or not specific Stock Appreciation Rights shall be identified with a specific Option or specific shares of Restricted Stock and, if so, whether they shall be exercisable cumulatively with, or alternatively to, such Option, or shares of Restricted Stock, (iv) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan, (v) to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee, (vi) to determine the terms and provisions of any written agreement by which an Award may be granted (“Award Agreements”) and, to modify any such Award Agreement at any time, with the consent of the Grantee when required, (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, (viii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, (ix) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Options and Stock Appreciation Rights and limiting the percentage of Options and Stock Appreciation Rights which may from time to time be exercised by a Grantee, and (x) to require Awards to be transferred to a non-grantor trust for the benefit of the Grantee.

(c)Determinations of the Committee; No Liability.  The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

5.Eligibility.  Awards may be granted to or for the benefit of any current or former employee, officer, director, Personal Service Corporation, or independent contractor of the Company or its Subsidiaries; provided, however, that Awards of Options, Restricted Stock, or Stock Appreciation Rights may only be granted to persons with respect to whom the Company is an “eligible issuer” as defined in Treas. Reg. §1.409A-1(b)(5)(iii)(E).  In selecting the Grantees to whom Awards may be granted, as well as in determining the number of shares of Stock subject to and the other terms and conditions applicable to each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

6.General Terms and Conditions of Grants.

(a)Grant Date.  The Grant Date of an Award shall be the date on which the Committee grants the Award.

(b)Maximum Term.  The term of each Award (subject to Section 7(b) with respect to Incentive Stock Options) shall be a period of not more than ten (10) years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c)Tandem Awards.  A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

7.Options.

(a)Grant of Options and Option Price. The Committee may grant an Option containing such terms, conditions and restrictions as the Committee deems appropriate; provided, however, that the Option Price of any Option shall not be less than the Fair Market Value of the Stock on the Grant Date.

(b)Grant of Incentive Stock Options. Without limiting the generality of the foregoing, the Committee may designate that an Option shall be made subject to restrictions that permit it to qualify as an “incentive stock option” under the requirements of Section 422 of the

Code.  Notwithstanding the foregoing and Section 4(b)(vi), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option.

(c)Exercise of Options.  Each Option shall be exercised, in whole or in part, by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option.  The Option Price of any shares of Stock or shares of restricted stock as to which an Option shall be exercised shall be paid in full at the time of the exercise.  Payment may, at the election of the Grantee, be made in any one or any combination of the following:  (i) cash; (ii) shares of Stock that have been held by the Grantee for at least six months, each valued at the Fair Market Value on the date of exercise (including through an attestation procedure); (iii) with the approval of the Committee, shares of restricted stock that have been held by the Grantee for at least six months, each valued at the Fair Market Value of a share of Stock on the date of exercise; (iv) by waiver of compensation due or accrued to the Grantee for services rendered; (v) with the consent of the Committee, by tender of property; (vi) provided that a public market for the Stock exists: (A) through a “same day sale” commitment from the Grantee and a broker-dealer complying with Regulation T and other rules adopted by the Board of Governors of the Federal Reserve System whereby the Grantee irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased in order to pay for the Option, and whereby the broker-dealer irrevocably commits upon receipt of such Stock to forward the Option Price directly to the Company; or (B) through a “margin” commitment from the Grantee and a broker-dealer whereby the Grantee irrevocably elects to exercise the Option and to pledge the Stock so purchased to a broker-dealer in a margin account as security for a loan from the broker-dealer in the amount of the Option Price, and whereby the broker-dealer irrevocably commits upon receipt of such Stock to forward the Option Price directly to the Company; or (C) through any other procedure pursuant to which the Grantee delivers to the Company a properly executed exercise notice and instructions to deliver the resulting Stock to a stock broker that are intended to satisfy the provisions of Section 220.3(e)(4) of Regulation T issued by the Board of Governors of the Federal Reserve System as in effect from time to time; (vii) by the surrender of all or part of the Option being exercised, or (viii) such other payment method or procedure as the Committee may approve.

(f)Use of Restricted Stock to Pay Option Price.  If restricted stock (“Tendered Restricted Stock”) is used to pay the Option Price for Stock subject to an Option, then a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option.  If the Option Price for restricted stock subject to an Option is paid with Tendered Restricted Stock, and if the Committee determines that the restricted stock acquired on exercise of the Option is subject to restrictions that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted stock acquired on exercise of the Option shall, unless the Committee provides otherwise, be subject to such restrictions.

8.Restricted Stock.

(a)Grant of Shares of Restricted Stock.  Before the grant of any shares of Restricted Stock, the Committee shall determine, in its discretion:  (i) the per share purchase price of such shares (which may be zero), and (ii) the restrictions, if any, applicable to such grant; provided, however, that if the per share purchase price is zero, the consideration for the shares shall be deemed to be prior service to the Company or its Subsidiaries unless the Committee specifies other consideration.  For the avoidance of doubt, Restricted Stock may include restricted stock units which constitute a contractual right to receive shares of Stock upon lapse, expiration or termination of the applicable restriction.

(b)Exercise.  Payment of the purchase price (if greater than zero) for shares of Restricted Stock shall be made in full by the Grantee before the delivery of such shares.  Such payment may, at the election of the Grantee and unless the Committee otherwise provides in the Award Agreement, be made in any one or any combination of the following:  (i) cash, (ii) Stock valued at its Fair Market Value on the date of payment, or (iii) shares of Restricted Stock, each valued at the Fair Market Value of a share of Stock on the date of payment; provided that, if the purchase price for Restricted Stock (“New Restricted Stock”) is paid with shares of restricted stock (“Old Restricted Stock”), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

(c) Forfeiture.  The Committee may, but need not, provide that all or any portion of a Grantee’s Award of Restricted Stock shall be forfeited:  (i) upon the Grantee’s Termination of Employment within a specified time period after the Grant Date, (ii) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee’s Termination of Employment, or (iii) on such other event(s) or circumstance(s) as the Committee deems appropriate.

(d)Effect of Forfeiture. If a share of Restricted Stock is forfeited, then: (i) the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (A) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (B) the Fair Market Value of a share of Stock on the date of such forfeiture; (ii) the Company shall pay to the Grantee the amount determined under clause (i) of this sentence as soon as is administratively practical; and (iii) such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the Company’s tender of the payment specified in clause (ii) of this sentence, whether or not such tender is accepted by the Grantee.

9.Stock Appreciation Rights.

(a)Grant of Stock Appreciation Rights.  When granted, Stock Appreciation Rights may, but need not, be identified with shares of Stock subject to a specific Option or specific shares of Restricted Stock of the Grantee (including any Option or shares of Restricted Stock granted on or before the Grant Date of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted.  If Stock Appreciation Rights are identified with shares of Stock subject to an Option or shares of Restricted Stock, then, unless otherwise provided in the applicable Award Agreement, the Grantee’s associated Stock Appreciation Rights shall terminate upon (i) the expiration, termination, forfeiture, or cancellation of such Option or shares of Restricted Stock, (ii) the exercise of such Option, or (iii) the nonforfeitability of such shares of Restricted Stock.

(b)Exercise of Stock Appreciation Rights. Each Stock Appreciation Right shall be exercisable to the extent the Option with which it is identified, if any, may be exercised or to the extent the Restricted Stock with which it is identified, if any, is nonforfeitable, unless otherwise provided by the Committee.  Stock Appreciation Rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights.  Unless otherwise provided in the applicable Award Agreement, the exercise of Stock Appreciation Rights which are identified with shares subject to an Option or shares of Restricted Stock shall result in the cancellation or forfeiture of such Option or shares of Restricted Stock, as the case may be, to the extent of such exercise.

(c)Benefit for Stock Appreciation Rights.  The benefit for each Stock Appreciation Right exercised shall be equal to the difference between:  (i) the Fair Market Value of a share of Stock on the date of such exercise and (ii) an amount equal to:  (A) for any Stock Appreciation Right identified with an Option, the Option Price of such Option, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount, or (B) for any other Stock Appreciation Right, the Fair Market Value of a share of Stock on the Grant Date of such Stock Appreciation Right, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount; provided that the Committee, in its discretion, may provide that the benefit for any Stock Appreciation Right shall not exceed a stated percentage (which may exceed 100%) of the Fair Market Value of a share of Stock on such Grant Date.  The benefit upon the exercise of a Stock Appreciation Right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock.

10.No Employment Rights.Neither the establishment of the Plan, nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by or affiliated with the Company or any of its Subsidiaries or to any benefits not specifically provided by the Award Agreement, or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate this Plan or any of its employee benefit plans.  No obligation of the Company or any of its Subsidiaries as to the length of any Grantee’s employment by or affiliation with the Company or any Subsidiary shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement.  The Company and its Subsidiaries reserve the same rights to terminate employment of or sever its relationship with any Grantee as existed before the Grant Date.

11.Non-Transferability.

(a)Except as permitted by the Committee in writing or as provided in the applicable Award Agreement, each Award granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee.

(b)Notwithstanding the provisions of subsection (a), a Grantee may transfer an award (other than an Incentive Stock Option) through a gift or a domestic relations order, otherwise than for value, to a Family Member (any recipient in such a transfer, an “Eligible Transferee”).  For purposes of this subsection (b), the following transactions are not transfers for value:  (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in the entity.  An Award that is transferred to a Family Member shall not be transferable by such Family Member, except for (i) a transfer to another Family Member of the original Grantee, or (ii) a transfer by such Family Member’s will or by the laws of descent and distribution upon the death of the Family Member.

(c)In the event that a Grantee transfers an Award to an Eligible Transferee under this Section 11, the Award transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the Award must be exercised) as the Grantee or, in the event of the Grantee’s death, the executor or administrator of the Grantee’s estate, could have exercised such Award.  The Grantee, or in the event of the Grantee’s death, the Grantee’s estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an Award by an Eligible Transferee.  If an Award other than an option that does not qualify as an Incentive Stock Option is transferred under Section 11(b), the Company can provide no assurance that the transfer will not be taxed prior to the subsequent exercise of the Award.

12.Effects of a Change in Control.  The terms and provisions of this Section 12 shall apply upon the occurrence of a Change in Control only if the Committee shall have determined that this Section 12 shall be applicable.  The Committee shall give written notice to the Grantees of such a determination and the date on which such determination is made.  After the occurrence of a Change in Control for which the Committee has determined that this Section 12 shall apply, then, subject to Section 16 but notwithstanding Section 10 or any other provisions of the Plan:  (i) all Options and Stock Appreciation Rights granted under the Plan shall immediately be fully exercisable; and (ii) all shares of Restricted Stock shall immediately be nonforfeitable and freely transferable.

13.Notification under Section 83(b).  If the Committee has not, on the Grant Date or any later date, prohibited such Grantee from making the following election, and a Grantee shall, in connection with the exercise of any Option, or the grant of any share of Restricted Stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

14.Mandatory Withholding Taxes. Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing.

15.Elective Share Withholding.

(a)Election by Grantee.  Subject to Section 15(b) and unless prohibited by the Award Agreement, a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock’s becoming nonforfeitable (each a “Taxable Event”) having a Fair Market Value equal to:  (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(b)Restrictions.  Each Share Withholding election by a Grantee shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:  (i) a Grantee’s right to make such an election shall be subject to the Committee’s right to revoke such right at any time before the Grantee’s election if the Committee has reserved the right to do so in the Award Agreement; (ii) the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; (iii) the Grantee’s election shall be irrevocable by the Grantee; and (iv) in the event that the Tax Date is deferred until six months after the delivery of Stock under Section 83(b) of the Code, the Grantee shall receive the full amount of Stock with respect to which the exercise occurs, but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of shares of Stock on the Tax Date.

16.Termination of Employment.

(a)Restricted Stock.  Except as otherwise provided by the Committee on or after the Grant Date, a Grantee’s shares of Restricted Stock that are forfeitable shall be forfeited upon the Grantee’s Termination of Employment.

(b)Options and Stock Appreciation Rights.  If a Grantee has a Termination of Employment for Cause, any unexercised Option or Stock Appreciation Right, whether or not vested, shall terminate upon the Grantee’s Termination of Employment.  If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of the Grantee’s Termination of Employment, may be exercised in whole or in part, not later than the later of (A) the 180th day following the date of the Grantee’s Termination of Employment or (B) the 30th day following the last day for which the Grantee is entitled to severance payments under the Company’s or any Subsidiary’s personnel policies, except that (i) if the Grantee’s Termination of Employment is caused by the death of the Grantee, then any unexercised Option or Stock Appreciation Right shall vest on the date of the Grantee’s death, and may be exercised, in whole or in part, at any time within one year after the Grantee’s death by the Grantee’s personal representative or by the person to whom the Option or Stock Appreciation Right is transferred by will or the applicable laws of descent and distribution; (ii) if the Grantee’s Termination of Employment is on account of the Disability of the Grantee, then any unexercised Option or Stock Appreciation Right shall vest on the date of the Termination of Employment and may be exercised, in whole or in part, as if such Termination of Employment had not occurred; provided that, if the Grantee dies after such Termination of Employment, such Option or Stock Appreciation Right may be exercised, to the extent exercisable on the date of the Grantee’s death, by the deceased Grantee’s personal representative or by the person to whom the Option or Stock Appreciation Right is transferred by will or the applicable laws of descent and distribution within one year after the Grantee’s death, and (iii) if the Grantee’s Termination of Employment results from a sale of the station, magazine or other property at which the Grantee is employed or to which the Grantee provides services, then any unvested Option shall vest on the date of such Termination of Employment.

(c)Exceptions at the Discretion of the Committee.  If the Grantee has a Termination of Employment for any reason other than Cause, the Committee may provide on or after the Grant Date (including after a Grantee’s Termination of Employment, but before the expiration of the term specified in the applicable Award Agreement) for one or more of the following: (i) that any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of such Termination of Employment, may be exercised, in whole or in part, at any time within a period specified by the Committee after the date of such Termination of Employment; (ii) that any Option or Stock Appreciation Right that is not exercisable on or before the date of such Termination of Employment (A) may vest on the date of such Termination of Employment or may continue to become exercisable, as if such Termination of Employment had not occurred, after such date for a period specified by the Committee and (B) to the extent such Option or Stock Appreciation Right has become exercisable during such period, may be exercised, in whole or in part, at or before the end of such period; (iii) that any share of Restricted

Stock that has not become nonforfeitable on or before the date of such Termination of Employment may become nonforfeitable as if such Termination of Employment had not occurred after such date for a period specified by the Committee; or (iv) that if the Grantee dies after such Termination of Employment and before the expiration of the period specified under clause (i) or (ii) of this Section 16(c), such Option or Stock Appreciation Right may be exercised by the deceased Grantee’s personal representative or by the person to whom the Option or Stock Appreciation Right is transferred by will or the applicable laws of descent and distribution within the specified period after the Grantee’s Termination of Employment, or, if later, within 180 days after the Grantee’s death; provided that if such rights are granted, the Committee may thereafter take actions to limit such rights, but only if such limitation is consented to by the Grantee.

(d)Maximum Extension.  Notwithstanding the foregoing, no Award shall be exercisable beyond the lesser of ten (10) years from the Grant Date or the maximum term permitted under the original Award Agreement.

17.Substituted Awards; No Option Repricing.  If the Committee cancels any Award (granted under this Plan, any prior equity incentive plan(s) of the Company, or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted for the canceled Award, then the Committee may, in its discretion, determine the terms and conditions of the new Award; provided that (i) the new Award shall not contain any terms or conditions that would cause the Award to constitute deferred compensation under Code Section 409A, (ii) no Award shall be canceled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be canceled, and (iii) no substituted Awards may be made for any cancelled Option or Stock Appreciation Right that is underwater (i.e., that has an Option Price higher than Fair Market Value on the date of cancellation).

18.Securities Law Matters.

(a)Legend and Investment Representation.  If the Committee deems necessary to comply with the Securities Act of 1933, or any rules, regulations or other requirements of the SEC or any stock exchange or automated quotation system, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock, or that the Stock be subject to such stock transfer orders and other restrictions as the Committee may deem necessary or advisable.

(b)Postponement by Committee.  If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange or the requirements of any automated quotation system on which are listed or quoted any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use reasonable and good faith efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.  The Committee’s authority under this Section 18(b) shall expire on the date of the first Change in Control to which Section 12 applies.

(c)No Obligation to Register or List.  The Company shall be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

19.Funding.  Benefits payable under the Plan to any person shall be paid directly by the Company or its Subsidiaries.  Neither the Company nor its Subsidiaries shall be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

20.Rights as a Shareholder.  A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a shareholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to such Grantee.  Shares of Restricted Stock held by a Grantee or held in escrow by the Company or by an agent of the Company shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan.  The Committee, in its discretion, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested.  Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued.  The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

21.Escrow; Pledge of Shares.  To enforce any restrictions on a Grantee’s Stock, the Committee may issue the shares in book entry form subject to the applicable restriction or require the Grantee to deposit all certificates representing such Stock, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

22.Nature of Payments.  Unless otherwise determined by the Committee, any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries, except as such plan or agreement shall otherwise expressly provide.

23.Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (i) the identity of the Grantees, (ii) the terms and provisions of Awards, and (iii) the treatment, under Section 16, of Terminations of Employment.  Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

24.Adjustments.  The Committee shall make equitable adjustment of:  (i) the aggregate numbers of shares of Stock, shares of Restricted Stock and Stock Appreciation Rights, available under Section 3, (ii) the number of shares of Stock (including shares of Restricted Stock) covered by an Award, (iii) the Option Price, (iv) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of Stock Appreciation Rights, and (v) all other matters relating to the Plan and any Awards, including the type of securities or property, if any, to be paid in connection with any Award, all in such manner as may be determined by the Committee in its discretion in order to prevent dilution or enlargement of the rights of any Grantee pursuant to any Award under the Plan, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, reclassification, merger, consolidation, asset spin-off, reorganization, or similar event of or by the Company.

25.Adoption and Shareholder Approval.  The Plan shall be approved or ratified by the shareholders of the Company (excluding holders of Stock issued pursuant to this Plan), consistent with applicable laws within 12 months after the Effective Date.  Upon the Effective Date, Awards may be granted pursuant to the Plan; provided, however, that prior to initial shareholder approval of the Plan: (i) no Option may be exercised; (ii) no Restricted Stock may vest, and (iii) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Stock issued pursuant to any Award shall be canceled and any purchase of Stock hereunder shall be rescinded.

26.Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

27Amendment and Termination of the Plan.  Subject to any applicable shareholder approval requirements of applicable law or the rules of any national securities exchange, stock market or automated quotation service on which the Stock is listed or quoted, the Plan may be amended by the Board at any time and in any respect, except that there shall be no amendment to permit option repricing without shareholder approval.  The Plan may also be terminated at any time by the Board and shall terminate automatically on the tenth anniversary of the Effective Date unless earlier terminated by the Board.  No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the Grantee.

28.Weekends and Holidays.   Unless this Section prevents an Option designed to qualify as an Incentive Stock Option under Section 422 of the Code from qualifying as an Incentive Stock Option under Section 422 of the Code, if any day on which action under the Plan must be taken falls on a Saturday, Sunday or holiday recognized as an official holiday of the Company, such action may be taken on the next succeeding day not a Saturday, Sunday or holiday.

29.Foreign Grantees.  Without amending the Plan, Awards may be granted to Grantees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

30.Applicable Law.  The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Indiana, but without giving effect to the principles of conflicts of laws thereof.  Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

31.Construction.  The use of the masculine gender shall also include within its meaning the feminine.  The use of the singular shall include within its meaning the plural and vice versa.

32.Code Section 409A.  All Awards under the Plan are intended to be exempt from the requirements of Code Section 409A under Treas. Reg. 1.409A-1(b)(5).  Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded and of no effect with respect to a non-exempt Award.  In the event that, notwithstanding such intent, an Award granted hereunder constitutes “deferred compensation” within the meaning of Code Section 409A, but which is not otherwise exempt from the requirements of Code Section 409A, then, notwithstanding any other provision of the Plan or the applicable Award Agreement, (i) any amount that is payable under such Award on account of separation from service to a “specified employee,” as defined in Code Section 409A(a)(2)(B)(i), will not be paid earlier than the date that is six (6) month’s following the specified employee’s separation from service, as defined below; (ii) the determination of which individuals are “specified employees” will be made in accordance with such rules and practices, consistent with Code Section 409A and interpretive regulations, as are established from time to time by the Board of Directors, or its designee, in its discretion (iii) the Grantee will not be treated as having terminated employment or service until that individual has incurred a separation from service within the meaning of Code Section 409A; (iv) no event will be treated as a Change in Control with respect to that Award unless it constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v); (v) neither the Company nor a Grantee may accelerate the payment (in time or schedule) of any amount deferred under this Plan, unless such acceleration is excepted from or permitted by Code Section 409A; (vi) neither the Plan nor an Award may be revised, amended or terminated in a manner that would cause a Grantee’s Award to be subject to early inclusion in income as provided in Code Section 409A prior to the actual settlement of the Award; and (vii) to the extent any other terms of the Plan or the applicable Award Agreement would subject the Grantee to gross income inclusion, interest, or additional tax pursuant to Code Section 409A prior to the actual settlement of the Award, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable requirements of Code Section 409A.  While this Agreement is intended to comply with Code Section 409A, neither the Company nor its Affiliates makes or has made any representation, warranty or guarantee of any federal, state or local tax consequences of any person’s entitlements under this Agreement, including, but not limited to, under Code Section 409A.  Accordingly, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, even after the application of this Section 32, the Company, the Committee and their designees and agents shall not be liable to any participant or other person for actions, decisions or determinations made by them in good faith.  Except as otherwise specifically provided herein, Grantees are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Grantee harmless from any or all of such taxes.

MEDIACO HOLDING INC. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 13, 2020 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 13, 2020 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS D03541-P34173 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MEDIACO HOLDING INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: For Withhold 1a. J. Scott Enright ! ! The Board of Directors recommends voting FOR proposals 2, 3 and 4. For Against Abstain 2. Approval of the 2020 Equity Compensation Plan as disclosed in the proxy statement. ! ! ! 3. Approval of the potential issuance of additional Class A Shares. ! ! ! 4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2020. ! ! ! NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please indicate any plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com D03542-P34173 MEDIACO HOLDING INC. One Emmis Plaza 40 Monument Circle Indianapolis, Indiana 46204 The undersigned hereby appoints Jeffrey H. Smulyan and J. Scott Enright, and each of them individually, as attorneys-in-fact and proxy, with full power of substitution and to vote as designated on the reverse side all shares of Class A Common Stock of MediaCo Holding Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, May 14, 2020 at 9:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd Street (between 5th & 6th Avenues), New York, New York 10019 and at any adjournment thereof. If a vote is not designated on the reverse side, the shares represented by this Proxy will be voted with the recommendations of the board of directors and in the discretion of the proxy holders upon such other matters as may properly come before the meeting. This Proxy is Solicited on Behalf of the MediaCo Holding Inc. Board of Directors Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

MEDIACO HOLDING INC. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 13, 2020 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 13, 2020 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D03543-P34173 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MEDIACO HOLDING INC The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: For Withhold 1a. Mary Beth McAdaragh ! ! The Board of Directors recommends voting FOR proposals 2, 3 and 4. For Against Abstain 2. Approval of the 2020 Equity Compensation Plan as disclosed in the proxy statement. ! ! ! 3. Approval of the potential issuance of additional Class A Shares. ! ! ! 4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2020. ! ! ! NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please indicate any plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com D03544-P34173 MEDIACO HOLDING INC. One Emmis Plaza 40 Monument Circle Indianapolis, Indiana 46204 The undersigned hereby appoints Jeffrey H. Smulyan and J. Scott Enright, and each of them individually, as attorneys-in-fact and proxy, with full power of substitution and to vote as designated on the reverse side all shares of Class B Common Stock of MediaCo Holding Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, May 14, 2020 at 9:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd Street (between 5th & 6th Avenues), New York, New York 10019 and at any adjournment thereof. If a vote is not designated on the reverse side, the shares represented by this Proxy will be voted with the recommendations of the board of directors and in the discretion of the proxy holders upon such other matters as may properly come before the meeting. This Proxy is Solicited on Behalf of the MediaCo Holding Inc. Board of Directors Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side